Investor Presentation

Pressure BioSciences, Inc.

(OTCQB: PBIO)

Discovery Starts with Sample Preparation™

FSXinterlinked Investor Conference
Dove Mountain, AZ
October 29-31, 2014

Richard T. Schumacher
President, CEO

PBI

Forward Looking Statements

This presentation may contain forward looking statements that reflect management's current views and opinions as to the status of the Company's products, technology and other future events and operations. These statements are neither a promise nor guarantee, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company's filings with the Securities and Exchange Commission.

PBI

Company Overview (OTCQB: PBIO)

- 9 FT Staff; Near Boston, MA; Publicly Traded (OTCQB: PBI)
- Market Cap (fully diluted): $10 Million
- 24 Patents: Pressure Cycling Technology ("PCT") Platform
- Develop, Mfg, & Sell PCT-based Instruments & Consumables
- Initial Focus in Sample Preparation for the Research Market
- 250 PCT Systems Installed, 150 Customers, 100 Publications
- Early Product Revenue (Q1/Q2):

  2012 ($390K) 2013 ($418K) 2014 ($711K)

- New Instrument (HUB880 and Barozyme HT48) and Consumable (micro-Pestle) Releases Will Augment Current Ramping Revenue

PBI

Experienced Senior Management & Board

Management

- **Mr. Richard T. Schumacher, President & CEO**
  Boston Biomedica (CEO, Founder); Panacos Pharma (President, Co-founder); Trinity Biotech (Founding Group); CBR Labs (Gen' l Mgr) - Harvard Medical School

- **Dr. Edmund Y. Ting, Senior Vice President of Engineering**
  Avure Technologies (CSO); Flow Int' l (CSO); Grumman Aerospace; MIT (Ph.D.)

- **Dr. Alexander V. Lazarev, Vice President of R&D**
  Proteome Systems; Genomic Solutions; ESA; University of Kazan (Ph.D.)

- **Dr. Nathan P. Lawrence, Vice President of Marketing**
  Boston Biomedica; BD; Gene-Trak Systems; Yale University (Ph.D.)

- **Mr. Richard P. Thomley, Chief Financial Officer**
  Kiva Systems; SynQor; Catamount Manufacturing; ChemDesign Corp

Board

Jeffrey Peterson, MS	**Chairman**
Kevin Pollack, Esq., MBA	**Audit Committee Chairman**
Vito Mangiardi, MBA	**Compensation Committee Chairman**
Mickey Urdea, Ph.D.	**SAB Chairman**
Richard T. Schumacher	

PBI

Primary Sample Preparation for Biomolecular Analysis: Cell Lysis



PBI

Value Proposition: PCT-based biological sample preparation

- Analysis of DNA, RNA, Proteins, & Lipids ("biomolecules") is Crucial to the Discovery of New Biomarkers
- The Quality of Biomolecule Analysis Depends Significantly on the Quality of the Preparation of the Sample to be Analyzed
- Biological Sample Preparation is a Multi-Billion Market Comprised of an Estimated 500,000 Scientists in 80,000 Research Labs WW
- Current Sample Prep Methods are Highly Inadequate: *Bottleneck*
- Proven Platform: ~ 250 PCT Systems Installed (~150 Sites)
- Over 100 Publications Highlight the Clear Advantages of the PCT Platform Over Current Competitive Products
- March 2014: Released First-in-Kind Ultra-HP Instrument (100,000 psi)
- June 2014: Released Novel, u-Pestle Consumable for Small Tissue Samples
- **October 2014: Planned Initial Shipments of the New Barozyme HT48 PCT-based System (microwell strips) to Existing Customers and Potential Strategic Partners for High Throughput Sample Preparation (Protein Digestion)**

PBI

Biomarker/Forensics Market: Estimated Size

	Estimated Market
• Genomics (DNA/RNA)	$7.1B in 2015 [b]
• Next Gen Sequencing (DNA)	$2.7B in 2017[c]
• Mass Spectrometry (Proteins	$2.7B in 2011[a,d]
• Forensic Tools and Products (DNA)	$17.7B in 2019 [e]
• Sample Prep for all OMICS:	$8.4B in 2016 [f]

- **500,000 Scientists in 80,000 Biological Research Labs WW [a]**

[a] EMMES Group [b] Decisive Bio-Insights [c] Markets & Markets

[d] TechNavio [e] Transparency Market Rsh [f] bcc Research

PBI

Selected Marquee Customers (150)

Lilly

CDC
CENTERS FOR DISEASE CONTROL AND PREVENTION

VE RI TAS
HARVARD MEDICAL SCHOOL

MONSANTO

FDA

NIH
National Institutes of Health

BIOGEN

STANFORD UNIVERSITY

Battelle
The Business of Innovation

AMGEN

FBI

MERCK

U.S.ARMY

PBI

PCT Focus Area: Biomarker Discovery & Forensics

Biomarker Discovery: Cancer, Heart Disease, Stroke, Inf. Diseases, Etc.

Dr. Andreas Huhmer – Thermo Fisher Scientific

Dr. Michael Alterman – Tumor Vaccines and Biotechnology Branch, CBER, FDA

Dr. Alexander Ivanov – Harvard School of Public Health

Dr. Jennifer Van Eyk, Johns Hopkins School of Medicine

Dr. Wayne Hubbell, Distinguished Professor, Dept. of Chemistry & Biochemistry, UCLA

Dr. Hans Robert Kalbitzer, Professor, University of Regensburg

Dr. Ruedi Aebersold, Institute of Molecular Systems Biology, ETH Zurich, Switzerland

Forensics: Improved Processing of Rape Kits, Enhanced DNA Detection

Dr. Bruce Budowle, Health Science Center, University of North Texas

Dr. Bruce McCord, Florida International University

Dr. Dr. Henry C. Lee, the Henry C. Lee Institute of Forensic Science

PBI

PCT Sample Preparation System



Barocycler™
NEP2320



Barocycler™ NEP3229



PULSE Tube



MicroTubes






ProteoSolve LRS
ProteoSolve LRS
ProteoSolve LRS

PCT-dependent Kits

PBI

The Barrier

Automated liquid handling helps ensure accuracy and reproducibility, eliminates repetitive tasks, and frees personnel for other activities.





Manual

Automated







PBI

The Solution *(4 years in the making)*












PBI
Barozyme HT48

June 2014 Release
ASMS Annual Meeting

Initial Shipment Expected
October 2014

- **Initial Application:**
  - High pressure digestion
- **Consumable:**
  - Proprietary 8-well strips
- **Number of Samples:**
  - 48 samples
- **User Control:**
  - Easy to use touch screen
  - LabView Software

PBI

The Future *(is now)*


Start
PBI Pressure BioSciences Inc.
Barozyme HT48

Professor Wayne L. Hubbell



Prof Wayne Hubbell

- Distinguished Prof: UCLA School of Medicine
- Member, Nat'l Academy of Sciences
- Gold Medal, International EPR Society
- Research: Structure & Function Proteins



Dr. Jennifer Van Eyk

- Prof of Medicine, Cedars-Sinai Med. Ctr.
- Director, Barbara Streisand Women's HC
- Director, NHLBI Prot Innov Ctr, Heart Failure
- Formerly Prof of Medicine, J. Hopkins SoM
- Research: Mechanisms Heart Disease


FIRST ON CNBC
DAVID WEILD
FORMER NASDAQ VICE CHAIR
DOW
-145.61 -1.16%
12,357.20
First in Business Worldwide.

Mr. David Weild

- Founder, Chairman, CEO: IssuWorks
- Former Vice-Chairman of NASDAQ
- Former Head, Global Equity Trnx, Prud SEC
- Former President, PrudSecurities.com
- Known as "Father of the JOBS Act"

Recent News

Sept 19th Completion of the 1st Phase of Barozyme HT48 Commercialization Plan – first install expected in Oct 2014

Oct 1st PBI Invited to Speak at Warsaw Stock Exchange. $100B (US) Available Through Grants. Non-dilutive.

Oct 20th Announced Partnership with Powertech Technology Company to Develop China Market for PBI's PCT Platform

Oct 27th Breakthrough Method to Permit Quantification of Thousands of Proteins in Needle Biopsy Samples in 12 Hours Presented

Prof. Ruedi Aebersold said: "working with AB SCIEX we developed a new and improved mass spectrometry method called SWATH, which when combined with PCT and consumables (including the u-Pestle) resulted in significantly improved protein data from needle biopsy samples. We believe PCT SWATH will lead to better analysis of needle biopsy samples in both clinical and research settings, leading to advances in personalized medicine, especially cancer diagnosis and treatment."

PBI

Key Investment Highlights

- Pressure Cycling Technology (PCT): Powerful, Enabling, Patented
- Proven Technology: ~ 250 Installations in ~150 Marquee Laboratories
- Experienced Management Team and Board of Directors
- Large Market Opportunity (est. $6 Billion; 80k Labs)
- Closed $3M PIPE (Dec 2013 to June 2014): *Fourth Tranche Open to 11/21/14*

Short Term Growth Drivers (2H 2014 into 2015)

- On-going Discussions with Large Potential Strategic Partners
- *"Razor/Razorblade"* Business Model (Product Rev Up 70% in 1H 2014)
- Possible Spin-off of Vertical Market Applications
- Mfg & Distribution Expansion Outside of the United States (Europe)
- New Products: HUB880 u-Pestle Barozyme HT48

PBI